                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant  [X]
Filed by a party other than the registrant  [   ]

Check the appropriate box:
[X]   Preliminary Proxy Statement.
[ ]   Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[ ]   Definitive Proxy Statement
[ ]   Definitive additional materials.
[ ]   Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12.

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                              UNITED CAPITAL CORP.
                (Name of Registrant as Specified in Its Charter)

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Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.    Title of each class of securities to which transaction applies:
2.    Aggregate number of securities to which transaction applies:
3.    Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.    Proposed maximum aggregate value of transaction:
5.    Total fee paid:
      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

6.    Amount Previously Paid:
7.    Form, Schedule or Registration Statement No.:
8.    Filing Party:
9.    Date Filed:

                              UNITED CAPITAL CORP.
                                  9 Park Place
                           Great Neck, New York 11021

                                  July 14, 2003

To the Stockholders:

The  written  consent of the  holders of record of the common  stock,  par value
$0.10 per  share,  of  United  Capital  Corp.  (the  "Company")  at the close of business on July 9, 2003 is requested in regard to an amendment to the Company's
Certificate of  Incorporation  to increase the number of authorized  shares,  as described in the accompanying  Consent Solicitation  Statement.  It is requested that your written consent,  using the accompanying Consent Card, be delivered to
Continental  Stock Transfer & Trust Company at 17 Battery  Place,  New York, New
York 10004,  on or before  [August 4, 2003].  An  addressed  return  envelope is enclosed  for this  purpose,  which  requires no postage if mailed in the United
States.

By Order of the Board of Directors

Anthony J. Miceli,
Secretary

                              UNITED CAPITAL CORP.
                                  9 Park Place
                           Great Neck, New York 11021

                         CONSENT SOLICITATION STATEMENT
                                       FOR
                      THE SOLICITATION OF WRITTEN CONSENTS
                     FOR THE ADOPTION OF AN AMENDMENT TO THE
                          CERTIFICATE OF INCORPORATION

This Consent  Solicitation  Statement (the "Consent  Statement") is furnished to
the   stockholders  of  UNITED  CAPITAL  CORP.,  a  Delaware   corporation  (the
"Company"), by the Board of Directors in connection with the solicitation by the
Company of the written consent of stockholders. The stockholders are being asked to  provide  their  written  consent  for  the  adoption  of an  amendment  (the
"Amendment") to the Certificate of Incorporation  of the Company.  The Amendment
would  increase  the  number of shares of  common  stock,  $0.10 par value  (the
"Common  Stock"),  which the Company has  authority  to issue from  7,500,000 to
17,500,000 shares. The text of the Amendment is attached hereto as Exhibit A.

The Company  intends to distribute this Consent  Statement and the  accompanying
Consent  Card  commencing  on or about July 14, 2003 to the holders of record of the  Common  Stock as of the close of  business  on July 9,  2003.  This date is referred to as the "record date." Written consents of stockholders  representing a majority  of the  outstanding  shares of Common  Stock at the record  date are required to approve the Amendment.

The  principal  executive  offices of the  Company  are located at 9 Park Place,
Great Neck,  New York 11021,  and the  telephone  number of the Company is (516)
466-6464.

PURPOSE AND APPROVAL OF AMENDMENT TO THE COMPANY'S  ARTICLES OF INCORPORATION TO
INCREASE AUTHORIZED SHARES OF COMMON STOCK

The  Company's  Articles of  Incorporation  currently  authorize the issuance of
7,500,000  shares  of  Common  Stock.  The  Company's  Board  of  Directors  has
unanimously  adopted,  subject to  stockholder  approval,  an  amendment  to the
Company's  Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 7,500,000 shares to 17,500,000  shares. As of
July 9, 2003, the Company has [________] shares of issued and outstanding Common
Stock and outstanding  options to purchase  [_________]  shares of Common Stock.
Each share of the Company's Common Stock entitles the holder to one vote on each matter submitted to a vote of stockholders.  There is no cumulative  voting. The holders of the  Company's  Common  Stock are  entitled to receive  ratably  such dividends,  if any,  as may be  declared  from  time to  time  by the  Board  of
Directors  out of funds  legally  available  therefor.  Holders of the Company's
Common Stock have no preemptive,  conversion or other subscription rights. There are no redemption or sinking fund provisions  available to the Company's  Common
Stock.

The purpose of increasing the number of authorized  shares of Common Stock is to enable  the  Company  to have  sufficient  authorized  shares  to  effectuate  a two-for-one  stock  split.  If the  Amendment is approved by  stockholders,  the
Company intends to undertake a two-for-one  stock-split  after the filing of the
Amendment to the  Certificate of  Information.  In addition,  the Amendment will provide for  additional  shares that may be  utilized  for future  acquisitions, benefit plans,  recapitalizations  and other corporate purposes.  Except for the stock split, no such use is currently planned.  Once authorized,  the additional shares of Common Stock may be issued by the Board of Directors  without  further action by the stockholders,  unless such action is required by law or applicable stock exchange requirements.  When and if such shares are issued, they will have the same rights and  privileges as presently  issued and  outstanding  shares of
Common Stock.

The Amendment to increase the number of authorized shares will have no effect on the legal rights of the holders of the existing shares of Common Stock.

THE BOARD OF DIRECTORS  HAS ADOPTED  RESOLUTIONS  THAT SET FORTH THE  AMENDMENT,
DECLARE THE  ADVISABILITY  OF THE  AMENDMENT,  AND SUBMIT THE  AMENDMENT  TO THE
STOCKHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT BY THE
STOCKHOLDERS.

                              THE CONSENT PROCEDURE

GENERAL

Section 228 of the General Corporation Law of the State of Delaware states that, unless otherwise  provided in the certificate of incorporation,  any action that may be taken at any annual or  special  meeting  of  stockholders,  may be taken without a meeting,  without  prior  notice and  without a vote,  if  consents in writing,  setting  forth the action so taken,  shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary  to  authorize  or take such  action at a meeting  at which all shares entitled  to vote  thereon  were  present  and  voted,  and those  consents  are delivered to the  corporation by delivery to its registered  office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which the  proceedings  of meetings of  stockholders  are recorded.  The Company's  Certificate of Incorporation  contains no provision or language in any way  limiting the right of  stockholders  of the Company to take action by written consent.

Only  stockholders  of record as of July 9, 2003 are  entitled  to  consent,  to
withhold  their  consent,   or  to  revoke  their  consent,  to  the  Amendment.
Stockholders are entitled to one vote for each outstanding share of Common Stock held at the  record  date.  As of the  record  date  there  were [ ] issued  and outstanding shares of Common Stock.

Consents,  once  dated,  signed,  and  delivered  to the  Company,  will  remain effective  unless  and until  revoked  by written  notice of  revocation  dated, signed, and delivered to the Company at the address set forth below on or before
[August 4, 2003].

A. F. Petrocelli, who owns [ ]% of the outstanding Common Stock as of the Record
Date,  has  indicated  his intent to deliver to the Company his written  consent approving the Amendment.

                                       2

The  Amendment  will be  approved  [if by August  4,  2003]  the  Company  holds unrevoked  written  consents of  stockholders  approving  the  Amendment  from a majority  of  the  outstanding  shares  of  Common  Stock  at the  Record  Date.
Consequently, the withholding of consent, abstentions and the failure to deliver a Consent  Card  would all have the  effect of a vote  against  approval  of the
Amendment.  If a  stockholder  holds his  shares in  "street  name" and fails to instruct  his  broker or  nominee  as to how to vote his  shares,  the broker or nominee may not,  pursuant to applicable stock exchange rules,  vote such shares and,  accordingly,  such  shares  will  have the  effect of a vote  against  the
Amendment.

Stockholders are requested to indicate  approval of the Amendment by signing and dating the Consent Card,  checking the box on the Consent Card which corresponds to the  approval  of the  Amendment,  and  delivering  the  Consent  Card to the
Company's transfer agent at the address set forth below.  Withholding of consent to the Amendment,  or abstention  with respect to the approval of the Amendment, may be indicated by signing and dating the Consent Card,  checking the box which corresponds  to  withholding  of consent to the  Amendment  or  abstention  with respect to the  approval of the  Amendment,  respectively,  and  delivering  the
Consent Card to the Company's transfer agent at the address set forth below.

A CONSENT  CARD WHICH HAS BEEN  SIGNED,  DATED AND  DELIVERED  TO THE  COMPANY'S
TRANSFER  AGENT  WITHOUT  INDICATING   APPROVAL,   WITHHOLDING  OF  CONSENT,  OR
ABSTENTION WILL CONSTITUTE A CONSENT TO THE AMENDMENT.

Consent Cards may be delivered to the following address:

                  Continental Stock Transfer and Trust Company
                                17 Battery Place
                            New York, New York 10004

Consent  Cards  should be  delivered  to the  Company  as soon as  possible.  An addressed  return  envelope  is enclosed  for this  purpose,  which  requires no postage  if mailed in the  United  States.  Consent  Cards  and  revocations  of consents  will be  deemed to have  been  received  by the  Company  upon  actual delivery at the above address.

ABSENCE OF APPRAISAL RIGHTS

Stockholders  who abstain from  consenting  with respect to the  Amendment,  who withhold  consent to the Amendment,  or who do not deliver a Consent Card do not have the right to an  appraisal  of their  shares of Common Stock or any similar dissenters' rights under applicable law.

EXPENSE OF CONSENT SOLICITATION

The  Company  will  bear the  entire  cost of the  solicitation,  including  the preparation,  assembly,  printing and mailing of this Consent  Statement and any additional  material  furnished  to  stockholders.  Brokerage  firms  and  other
custodians,   nominees,  and  fiduciaries  will  be  requested  to  forward  the soliciting  material to their  principals  and to obtain  authorization  for the execution of consents. The Company may, upon request, reimburse brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding  solicitation  materials  to their  principals.  The Company does not anticipate that it will be necessary to supplement its  solicitation of consents

                                       3

by mail, telephone,  telegram or personal solicitation of consents by directors, officers or employees of the Company.

                                       4

                               SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's
Common Stock,  as of July 9, 2003, by each person known by the Company to be the beneficial  owner of more than five percent of the Common Stock,  each director, each  executive  officer  and by all  directors  and  executive  officers of the
Company as a group:

NAME AND ADDRESS OF BENEFICIAL OWNER    SHARES BENEFICIALLY OWNED   PERCENTAGE OF CLASS(7)

A.F. Petrocelli                             3,963,458(1)(2)                %
9 Park Place
Great Neck, NY 11021

Beverly Petrocelli                            500,000(2)                   %
c/o 9 Park Place
Great Neck, NY 11021

Anthony J. Miceli                             168,700(3)                   %

Arnold S. Penner                               52,333(4)                   %

Howard M. Lorber                              134,333(5)                   %

Robert M. Mann                                 24,033(6)                   *

All executive officers and directors as a   4,342,857(1)(3)(4)             %
group (5 persons)                                    (5)(6)(7)

-------------------
*Less than 1%

(1)         Mr.  Petrocelli owns directly  2,408,724  shares of Common Stock and presently  exercisable options or options exercisable within 60 days of July 9, 2003 to purchase  2,454,734 shares of Common Stock.  Does not  include  shares  held  by  the  wife,  adult  children  or  the grandchildren of Mr. Petrocelli. Mr. Petrocelli disclaims beneficial ownership  of the  shares  held  by his  wife,  adult  children  and grandchildren.

(2)         Beverly  Petrocelli is the wife of Mr.  Petrocelli.  Mr.  Petrocelli
            disclaims   beneficial   ownership   of  all  shares  held  by  Mrs.
            Petrocelli.  Does not include  shares held by the adult  children or the  grandchildren of Mrs.  Petrocelli.  Mrs.  Petrocelli  disclaims beneficial  ownership  of the  shares  held  by her  husband,  adult children and grandchildren.

(3)         Consists of 11,300 shares of Common Stock and presently  exercisable options  or  options  exercisable  within 60 days of July 9, 2003 to purchase 157,400 shares of Common Stock.

(4)         Consists  of 52,333  shares  issuable  upon the  exercise of options which are exercisable within 60 days of July 9, 2003.

(5)         Includes 3,500 shares owned by the Hallman &  Lorber  Associates
            Profit  Sharing Plan (an entity in which Mr. Lorber may be deemed to be a control person) and 24,300 shares owned by the Howard M. Lorber
            Irrevocable Trust. Mr. Lorber disclaims  beneficial ownership of all shares owned by Hallman &  Lorber Associates Profit Sharing Plan and the Howard M. Lorber  Irrevocable  Trust.  Also includes  52,333 shares  issuable upon the exercise of options which are  exercisable within 60 days of July 9, 2003.

(6)         Consists  of 700 shares of Common  Stock and  presently  exercisable options  or  options  exercisable  within 60 days of July 9, 2003 to purchase 23,333 shares of Common Stock.

(7)         Includes  the shares of Common  Stock  subject to options  which are presently  exercisable or  exercisable  within 60 days after July 9,
            2003  held by  directors  and  executive  officers  as a  group  for purposes of calculating  the respective  percentages of Common Stock owned by such individuals or by the executive officers and directors as a group.

                             ADDITIONAL INFORMATION

The Company files reports and other information with the Securities and Exchange
Commission.  Copies of these  documents  may be  obtained  at the  SEC's  public reference room in Washington,  D.C. The Company's SEC filings are also available from  commercial  document  retrieval  services  or on the  SEC's  web  site  at
http://www.sec.gov.  Stockholders  may  also  request  a copy  of the  Company's financial  reports filed with the SEC by contacting  the Company's  Secretary in writing  at 9 Park  Place,  Great  Neck,  New  York  11021 or by  calling  (516)
466-6464.

                                         By Order of the Board of Directors

                                         Anthony J. Miceli, Secretary

July ___, 2003
Great Neck, New York

                                       2

                                    IMPORTANT
                         PLEASE COMPLETE, SIGN AND DATE
                        YOUR WRITTEN CONSENT AND PROMPTLY
                       RETURN IT IN THE ENCLOSED ENVELOPE

                       WRITTEN CONSENT OF THE STOCKHOLDERS
                                       OF
                              UNITED CAPITAL CORP.

This consent is solicited by the Board of  Directors.  When  properly  executed, this consent will be voted as designated by the undersigned on the reverse side.
If this consent is signed,  dated, and delivered to United Capital Corp. with no designation by the undersigned on the reverse side, this consent will constitute the stockholder's consent to and approval of the amendment.

[X] PLEASE MARK AS IN THIS SAMPLE.

Amendment to increase the authorized  Common Stock of the Company from 7,500,000 shares to 17,500,000 shares.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

[   ]    FOR                       [   ] ABSTAIN           [   ] WITHHOLD

                          (Please sign and date below)

                                     Dated:____________________,

                                     ___________________________
                                     Signature of Stockholder(s)

                                     ___________________________
                                     Signature of Stockholder(s)

                                                  Please  sign  exactly  as name
                                                  appears  hereon.  When  shares
                                                  are  held  by  joint  tenants,
                                                  both should sign. When signing
                                                  as     attorney,     executor,
                                                  administrator,    trustee   or
                                                  guardian,   please  give  full
                                                  title    as    such.    If   a
                                                  corporation,  please  sign  in
                                                  full    corporate    name   by
                                                  President or other  authorized
                                                  officer.   If  a  partnership,
                                                  please  sign  in   partnership
                                                  name by authorized person.

                                    EXHIBIT A

            FOURTH: A. The total number of shares which the Corporation shall be authorized to issue is 17,500,000, all of which shall be Common Stock of the par value of $.10 per share.

                    B. The  holders  of  shares  of the  Common  Stock  shall be entitled to receive such dividends as may be declared by the Board of Directors.

                    C. The  holders of shares of Common  Stock shall be entitled to vote on all matters at all meetings of the  stockholders of the  Corporation, and shall be entitled to one vote for each share of the Common Stock entitled to vote at such meeting,